GOLDMAN SACHS TRUST

Goldman Sachs Fund of Funds Portfolios

Class A, Class C, Institutional, Investor, Service, Class P, Class R and Class R6 Shares

of the

Goldman Sachs Balanced Strategy Portfolio

Goldman Sachs Growth and Income Strategy Portfolio

Goldman Sachs Growth Strategy Portfolio

Goldman Sachs Satellite Strategies Portfolio

(the “Funds”)

Supplement dated November 22, 2021 to the

Prospectuses, Summary Prospectuses and Statement of Additional Information (“SAI”),

each dated April 30, 2021, as supplemented to date

Effective January 3, 2022, Alexandra Wilson-Elizondo will serve as a portfolio manager for the Funds. Neill Nuttall and Siwen Wu will continue to serve as portfolio managers for the Funds.

Accordingly, effective January 3, 2022, the Funds’ disclosures are modified as follows:

The following replaces in its entirety the second paragraph in the “Summary—Portfolio Management” section of the Prospectuses for each Fund and the “Portfolio Management” section of the Summary Prospectuses:

Portfolio Managers: Neill Nuttall, Managing Director and Chief Investment Officer, MAS, has managed the Fund since 2019; Alexandra Wilson-Elizondo, Managing Director, has managed the Fund since 2022; and Siwen Wu, Vice President, has managed the Fund since 2021.

The following row is added to the table in the “Multi-Asset Solutions Group” subsection of the “Service Providers—Portfolio Managers” section of the Prospectuses:

Name and Title	Years Primarily Responsible	Five Year Employment History
Alexandra Wilson-Elizondo Managing Director	Since 2022	Mrs. Wilson-Elizondo is a Managing Director within the Multi-Asset Solutions Group in GSAM. Prior to joining GSAM in 2021, Mrs. Wilson-Elizondo was the Deputy Head of Global Credit and a Managing Director at MacKay Shields LLC which she joined in 2015.

This Supplement should be retained with your Prospectuses, Summary Prospectuses and SAI for future reference.

FFTBDSTK 11-21